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                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

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                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of the earliest event reported): August 3, 1998

                     Commission File Number 0-14973

                               UNICO, INC.
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           (Exact name of registrant as specified in charter)

             New Mexico                                  85-0270072
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   (State or other jurisdiction of                      IRS Employer
    incorporation or organization)                   Identification No.


  2925 Bayview Drive, Fremont, California                    94538
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 (Address of Principal Executive Offices)                  (Zip Code)

  Registrant's telephone number, including area code:      510/770-3990


  48507 Milmont Drive, Suite B, Fremont, California          94538
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     (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 5.  Other Events

On August 3, 1998, Unico, Inc. moved its Principal Executive Offices to 2925 Bayview Drive, Fremont, California 94538. It changed its telephone number to 510/770-3990 and fax number to 510/770-3994.



                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO, INC.

Date:     August 25, 1998               BY:     /s/John Hwang
                                        NAME:   JOHN HWANG
                                        TITLE:  President